UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2009
OUTDOOR CHANNEL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-17287	33-0074499

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

43445 Business Park Drive, Suite 103 Temecula, California	92590

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (951) 699-6991
Not Applicable.
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Amendment No. 1
This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Outdoor Channel Holdings, Inc. under Items 1.01, 2.01 and 9.01 on January 12, 2009. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 1.01 Entry into Material Definitive Agreement.
See discussion of the Asset Purchase Agreement (as defined below) under Item 2.01.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 12, 2009, Outdoor Channel Holdings, Inc. (the “Company”) entered into and completed an asset purchase agreement (the “Asset Purchase Agreement”) with Winnercomm, Inc., an Oklahoma corporation and wholly owned subsidiary of Winnercomm Holdings, Inc., a Delaware corporation, Cablecam, LLC, an Oklahoma limited liability company, and Skycam, LLC, an Oklahoma limited liability company (collectively, the “Sellers”), pursuant to which the Company purchased certain assets and assumed certain liabilities of the Sellers (the “Asset Purchase”). The Sellers’ businesses relate to the production, development and marketing of sports programming and aerial camera systems. The purchased assets consist of equipment, intellectual property, accounts receivable and other assets related to the businesses.
The cash purchase price for the Asset Purchase, net of cash acquired, was approximately $5,750,000 plus the assumption of certain liabilities.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Winnercomm Holdings, Inc. as of and for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to Outdoor Channel Holding’s acquisition of substantially all the assets of Winnercomm Holdings, Inc. and its affiliated entities is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description
2.1	Asset Purchase Agreement, dated January 12, 2009 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 12, 2009 and incorporated herein by reference)

99.1	Press Release of Outdoor Channel Holdings, Inc. dated January 12, 2009 (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 12, 2009 and incorporated herein by reference)

99.2	Audited consolidated financial statements and schedule of Winnercomm Holdings, Inc. as of and for the years ended December 31, 2008 and 2007

99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.
	By:	/s/ Shad L. Burke
Shad L. Burke
Date: May 15, 2009		Chief Financial Officer